Commitments and Contingency	3 Months Ended
Mar. 31, 2018
Commitments and Contingency [Abstract]
Commitments and Contingency

NOTE 12 - Commitments and Contingency

As of March 31, 2018, the Company’s significant commitments with non-related parties and contingency are summarized as follows:

Commitments

1)	The Company’s lease for its office in Fremont, California expired in May 2017, it was renewed and to expire in May 2020. Rental expense was $71,152, $62,472 and $39,045 for the years ended December 31, 2017, 2016 and 2015, respectively, and $15,618 and $19,338 for three-month periods ended March 31, 2017 and 2018, respectively. As of March 31, 2018, future minimum lease payment obligation is approximately $77,000, $77,000 and $13,000 for the twelve-month periods ending March 31, 2019, 2020 and 2021, respectively.

2)	The Company has another lease for its Japan office expiring July 2018. Rental expense was approximately $9,731 and $8,587 for the three-month periods ended March 31, 2018 and 2017 and $55,043 for the year ended December 31, 2017. As of March 31, 2018, future minimum lease payment obligation is $12,000, including the 8% Japan consumption tax, for the next twelve-month period ending March 31, 2019 until its expiration.

3)	The Company assumed a lease for its Taiwan office expiring October 31, 2018 as a result of the acquisition of Aircom Taiwan. Rental expense was approximately $24,000 for the three-month period ended March 31, 2018. As of March 31, 2018, future minimum lease payment obligation is approximately $56,000 for 2018 until its expiration.

4)	In March 2017, the Company entered into a satellites service agreement (the Agreement) with a Japanese company (Company J). The agreement is effective on March 15, 2017 and will expire three years from the effective date. According to the Agreement, the Company shall prepay the total amount of $285,300 and the deposit of $95,100 on April 15, 2017. The prepayment of $285,300 shall be applied to monthly service charge by Company J based on the terms defined in the Agreement.

Contingency

The Company entered into a 3-year digital transmission service agreement with Asia Satellite Telecommunication Company Limited (“Asia Sat”) on July 25, 2015. As of March 31, 2017, Asia Sat stipulates that the Company is in debt of $8,013,495 to Asia Sat, which includes unpaid service fees, a default payment in the form of liquidated sum and interest. The default payment includes total future payments of $7,411,616 due through March 31, 2018, subtracting the deposit of $775,000 made to Asia Sat. The Company disagreed with the payable balance of $8,013,495 and had recorded $1,376,879 payable to Asia Sat as of March 31, 2017. On July 25, 2016, Asia Sat commenced arbitration against the Company. On November 21, 2016, the Hong Kong International Arbitration Centre (“HKIAC”) appointed a sole arbitrator to hear the dispute. On January 12, 2017, the Company introduced a counterclaim for misrepresentations made to induce entry into the Agreement. Aircom and AsiaSat reached a settlement with respect to the Agreement as of July 25, 2017, with an effective date of July 20, 2017. As of March 31, 2018, Aircom and Asia Sat extended the remaining payments to May 31, 2018 and the Company has accrued the settlement liability and accounted for the net impact of the settlement.